Madison ETFs Trust
Supplement dated March 31, 2024

This Supplement amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for the Madison ETFs Trust (the Trust”) dated August 8, 2023, as amended, and the Summary Prospectus for the Madison Short-Term Strategic Income Fund dated August 8, 2023.

Madison Short-Term Strategic Income ETF
Effective as of March 31, 2024, the Madison Short-Term Strategic Income Fund (the “Fund”) is co-managed by Mike Sanders, CFA and Allen Olson, CFA. All references to Chris Schroeder as co-manager of the Fund are deleted, and the disclosures related to portfolio management are hereby deleted and replaced in their entirety as follows:

Fund Summary – Portfolio Management
The Madison Short-Term Strategic Income ETF is co-managed Mike Sanders, CFA and Allen Olson, CFA. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. Sanders, Head of Fixed Income and Portfolio Manager, has co-managed the Fund since the Fund's inception in 2023. Mr. Olson, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since the Fund's inception in 2023.

Prospectus – Portfolio Management
Madison Short-Term Strategic Income ETF is co-managed by Mike Sanders, CFA and Allen Olson, CFA.
Mr. Sanders is Head of Fixed Income and Portfolio Manager of Madison. Mr. Sanders has been a member of the Madison fixed income team since 2013 and has worked in the financial services industry since 2004. Prior to joining Madison in 2013, he was a fixed income portfolio manager and analyst for Ziegler Lotsoff Capital Management focusing mostly on high yield bonds and preferred stocks.
Mr. Olson is Vice President and Portfolio Manager/Analyst of Madison. Mr. Olson has been a member of Madison's fixed income team since joining the firm in 2002 and has worked in the financial services industry since 1998. Prior to joining Madison, Mr. Olson worked as a fixed income credit analyst and portfolio manager for Clarica Insurance.

Statement of Additional Information – Portfolio Management
Madison Short-Term Strategic Income ETF is co-managed by Mike Sanders, CFA and Allen Olson.

Please keep this Supplement with your records for future reference.
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